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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 August 19, 2002
                        (Date of earliest event reported)

                               VAALCO Energy, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-20928               76-0274813
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)      Identification Number)


                         4600 Post Oak Place, Suite 309
                              Houston, Texas 77027
          (Address of principal executive offices, including zip code)

                                 (713) 623-0801
              (Registrant's telephone number, including area code)

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Item 1. Changes in Control of Registrant

     Not applicable

Item 2. Acquisition or Disposition of Assets

     Not applicable

Item 3. Bankruptcy or Receivership

     Not applicable

Item 4. Changes in Registrant's Certifying Accountants

     Not applicable

Item 5. Other Events

     Not applicable

Item 6. Resignation of Registrant's Directors

     Not applicable

Item 7. Financial Statements and Exhibits

     Exhibits

       Exhibit
        Number          Title of Document
       -------          -----------------
          99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 8. Change in Fiscal Year

     Not applicable

Item 9. Regulation FD Disclosure

     Attached as Exhibit 99.1 is the certification of Robert L. Gerry III, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of W. Russell Scheirman, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 filed on August 14, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VAALCO Energy, Inc.

August 19, 2002                By: /s/ W. Russell Scheirman
                                  -----------------------------------------
                                   W. Russell Scheirman
                                   President and Chief Financial Officer

                                  Exhibit Index

         Exhibit
         Number           Title of Document
         -------          -----------------
          99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002